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UNAUDITED PRO-FORMA CONDENSED CONSOLIDATED BALANCE SHEET            EXHIBIT 99.1
AS OF JUNE 30, 2003
(In Thousands)


                                                                                                                 Net
                                                  Historical       (a)         (b)         (c)         (d)    Adjustment   Pro forma
                                                  ----------       ---         ---         ---         ---    ----------   ---------
ASSETS

Current assets:
  Cash and cash equivalents                         $  5,085    $ 14,081    $(13,081)   $  7,522    $    (95)   $  8,427   $ 13,512
  Short-term investments                              44,782                                               -           -     44,782
  Accounts receivable, net                             4,338                                               -           -      4,338
  Inventories                                          2,318                                               -           -      2,318
  Other current assets                                   734           -           -                       -           -        734
  Assets held for sale                                 1,800      (1,800)                                         (1,800)         -
                                                    --------    --------    --------    --------    --------    --------   --------
    Total current assets                              59,057      12,281     (13,081)      7,522         (95)      6,627     65,684

  Property and equipment, net                          2,789                                               -           -      2,789
  Long-term investments and other                      7,944                                               -           -      7,944
  Other long-term assets                                 333                                                           -        333
                                                                                                                       -          -
                                                    --------    --------    --------    --------    --------    --------   --------
    Total assets                                      70,123      12,281     (13,081)      7,522         (95)      6,627     76,750
                                                    --------    --------    --------    --------    --------    --------   --------

LIABILITIES AND STOCKHOLDERS' EQUITY

Current liabilities:
  Accounts payable                                  $  7,974    $      -    $      -    $      -    $      -    $      -   $  7,974
  Other current liabilities                            8,332                                               -           -      8,332
  Income tax payable                                   1,580                                                                  1,580
                                                    --------    --------    --------    --------    --------    --------   --------
    Total current liabilities                         17,886           -           -           -           -           -     17,886

  Minority interest                                       77                                                                     77
                                                    --------    --------    --------    --------    --------    --------   --------
    Total liabilities                                 17,963           -           -           -           -           -     17,963
                                                    --------    --------    --------    --------    --------    --------   --------

Stockholders' equity
  Common stock and additional paid-in capital         57,752           -                                   -           -     57,752
  Treasury stock                                     (17,952)                                                               (17,952)
  Other comprehensive income                          (2,221)          -                                   -           -     (2,221)
  Retained earnings                                   14,581      12,281     (13,081)      7,522         (95)      6,627     21,208
                                                    --------    --------    --------    --------    --------    --------   --------
    Total stockholders' equity                        52,160      12,281     (13,081)      7,522         (95)      6,627     58,787
                                                    --------    --------    --------    --------    --------    --------   --------

    Total liabilities and stockholders' equity      $ 70,123   $ 12,281    $(13,081)   $  7,522    $    (95)   $  6,627    $ 76,750
                                                    --------    --------    --------    --------    --------    --------   --------





(a) To record the sales of assets of the Graphics Division

(b) To record the investment in XGI Technology, Inc.

(c) To record the gain on the sale of one-third of our investment in XGI to another investor. The total gain of $6.6 million represents cash received on the sale of the Graphics Division to XGI and on the subsequent sale of one-third of our investment in XGI less cash paid and our basis in inventories and equipment transferred to XGI as no value has been attributed to the retained investment in XGI.
(d) To record the estimated additional cost of the transaction.


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UNAUDITED PRO-FORMA CONDENSED CONSOLIDATED INCOME STATEMENT
FOR THE TWELVE MONTHS ENDED JUNE 30, 2003
(In thousands, except per share amounts)




                                                                                                    Net
                                                            Historical       (e)         (f)     Adjustment   Pro forma
                                                            ----------    --------    --------   ----------   ---------
Net revenue                                                   $ 52,752    $(26,247)   $      -    $(26,247)   $ 26,505

Cost of revenue                                                 37,720     (24,374)          -     (24,374)     13,346
                                                              --------    --------    --------    --------    ---------

Gross profit                                                    15,032      (1,873)          -      (1,873)     13,159

Operating expenses:

    Research and development                                    21,600           -     (12,296)    (12,296)      9,304

    Selling, general and administrative                         11,886           -      (6,357)     (6,357)      5,529
                                                              --------    --------    --------    --------    ---------

Loss from operations                                           (18,454)     (1,873)     18,653      16,780      (1,674)

    Loss on investments, net                                    (4,995)                                  -      (4,995)

    Interest and other expense, net                               (269)                                  -        (269)
                                                              --------    --------    --------    --------    ---------
Loss before income taxes                                       (23,718)     (1,873)     18,653      16,780      (6,938)


Provision for income taxes                                       1,046           -           -           -       1,046
                                                              --------    --------    --------    --------    ---------
Net loss                                                      $(24,764)   $ (1,873)   $ 18,653    $ 16,780    $ (7,984)
                                                              ========    --------    --------    --------    =========

Basic and diluted net loss per share                          $  (1.81)                                  -    $  (0.58)
                                                              --------                                        --------

Shares used to compute basic and diluted net loss per share     13,683                                          13,683
                                                              --------                                        --------





(e) Represents net sales and cost of sales of the Graphics Division

(f) Represents research and development, selling, general and administrative expenses of the Graphics Division.